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                               EXHIBIT 10.28(c)

                            SECOND AMENDMENT TO THE
                            -----------------------

                            ADVANCED MICRO DEVICES
                            ----------------------

                            EXECUTIVE SAVINGS PLAN
                            ----------------------

            As Amended and Restated Effective as of August 1, 1993
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        The Plan is hereby amended to permit the assignment and assumption of liabilities hereunder under appropriate circumstances:

        1.  Restriction Against Assignment.
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        A new last paragraph is added to Section 9.2 that reads as follows:

            "Notwithstanding anything herein or in Article VI to the contrary, if prior to a Participant's Payment Eligibility Date, the Participant's prospective employer agrees in writing to accept an assignment of the Participant's interest and Accounts hereunder and to assume all liability therefor on terms acceptable to the Company, then the Participant shall receive no distribution of his interest and Accounts and, instead, the Participant's interest and Accounts hereunder (and all related liabilities) will be assigned to the Participant's prospective employer. Following such an assignment and assumption, the Company shall have no liability hereunder to the Participant."

        2.  Effective Date.  Section 1 is effective October 1, 1997.
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        IN WITNESS WHEREOF, the Company has caused this Second Amendment to the
Executive Savings Plan, as amended and restated as of August 1, 1993, to be executed by its duly authorized officers on this _____ day of ________, 19__.

                                                ADVANCED MICRO DEVICES, INC.


                                                By /s/ Stanley Winvick
                                                   -----------------------------
                                                         Stanley Winvick
                                                      Senior Vice President,
                                                          Human Resources

                                                By /s/ Marvin D. Burkett
                                                   -----------------------------
                                                         Marvin D. Burkett
                                                      Senior Vice President
                                                     and Chief Financial Officer



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